UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    August 15, 2011

SYNERGY RESOURCES CORPORATION
(Exact name of registrant as specified in charter)

Colorado	None	20-2835920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20203 Highway 60, Platteville, Colorado	80651
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (970) 737-1073

N./A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

The  information  attached as Exhibit 99 was  presented to certain  persons today.

Item 9.01         Financial Statements and Exhibits
Exhibit 99        Powerpoint Presentation

SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

SYNERGY RESOURCES CORPORATION
Date: August 15, 20111	By:	/s/ Ed Holloway
Ed Holloway, President